Exhibit 32.1

CERTIFICATION OF CO-PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of TKB Critical Technologies 1 (the “Company”) for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “Report”), I, Angela Blatteis, Co-Chief Executive Officer and Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 13, 2023	By:	/s/ Angela Blatteis
Angela Blatteis
Co-Chief Executive Officer and Chief Financial Officer
(Co-Principal Executive Officer and Principal Financial Officer)